Goodwill	6 Months Ended
Dec. 31, 2022
Goodwill [Abstract]
Goodwill
Note 11. Goodwill

	31 Dec 2022	30 June 2022
	$'000	$'000

Non-current assets
Goodwill - at cost	-	634

Reconciliations of the goodwill balance at the beginning and end of the current and previous financial year is set out below:

Goodwill
$'000

Balance at 1 July 2022	634
Exchange differences	(31)
Impairment	(603)

Balance at 31 December 2022	-

The Group operates as a single cash generating unit. To determine if goodwill is impaired, the carrying value of the identified CGU (to which the goodwill is allocated) is compared to its recoverable amount.

The recoverable amount of the CGU is based on ‘value in use’ (‘VIU’) calculations, determined by discounting the future cash flows to be generated from continuing the use of the CGU. Cash flow projections have been based on management’s best estimates covering a three-year period. Cashflows beyond this three-year period are extrapolated using a growth rate of 2.5%. The growth rate does not exceed the long-term average growth rate for the business. The Group has applied a pre-tax discount rate of 19.5% to discount the forecast future cash flows attributable to the CGU.

In forecasting cash flows over the three-year period, management has assumed a Bitcoin price and global hashrate based on historic data, completion of key construction sites within the Group, and electricity costs remain within the current regulated levels in British Columbia, Canada and at forecasted external market pricing in unregulated markets.

As at 31 December 2022, management determined that the Group’s carrying value was not supported by its recoverable amount. Based on the associated VIU projections, the Group impaired its goodwill of $603,000 to $nil.

Given the VIU did not support the carrying amount of the CGU, management also estimated the fair value less cost of disposal of the assets in the CGU. This was performed using the market approach, based on observable market prices for similar assets. As a result, an impairment of $25,700,000 was recognized on the Group’s mining hardware. The analysis supported the carrying value of the Group’s infrastructure assets (Land, Buildings, Plant and equipment).

As the mining hardware assets held by the Non-Recourse SPVs are no longer expected to generate future cashflows for the Group, their associated carrying value was excluded from the Group’s CGU impairment testing. A separate impairment charge of $46,000,000 has been recognized to reduce the carrying value of the Non-Recourse SPV’s assets to their expected net realizable value to the Group (i.e. equal to the value of the third-party debt outstanding in each of the Non-Recourse SPVs) (see note 12 for further information).

The impairment expense described above has been recognized in the unaudited interim consolidated statements of profit or loss as impairment of assets.